Dear Fellow Shareholders:

Performance Review--Your Fund had a total return (market price change plus income) of -8.0% for the second quarter of 2002. In comparison, the S&P Utilities Index had a total return of -16.8%, and a composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of -12.4%. The comparable total returns for the year-to-date period are -4.5%, -14.1%, and -6.6% respectively.

During the second quarter of 2002, your Fund paid three monthly 6.5 cent dividends. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.66% common stock dividend yield based on the June 28, 2002 closing price of $10.18 per share. That yield compares favorably with the quarter-end yields of 6.1% on the Dow Jones Utility Index and 6.1% on the S&P Utilities Index.

During the month of July, the stock and bond markets have continued to be volatile. Investors have taken a beating in virtually all sectors of the market, including high quality income oriented mutual funds such as DNP. A discussion of some factors specifically affecting the utility industries follows. Your Fund managers are maintaining their focus on high quality stocks and bonds in these turbulent times.

Corporate Credit Quality--Crisis or Recurring Cycle? In the movie "The Perfect Storm" three independent weather patterns collided to create a storm of destructive proportions. Today, cyclical economic forces are combining with non-cyclical and rating agency forces to create a credit crisis of value-destructive proportions. How did this happen?

"Rating agencies" of some form or another have existed since 1931, when regulators began requiring institutional investors to take account of a bond issuer's credit rating. In 1975, the Securities and Exchange Commission created an official regulatory category--Nationally Recognized Statistical Rating Organization. Standard and Poor's, Moody's, and Fitch IBCA qualify for this classification currently.

To ensure that their opinions are reliable and credible, rating agencies must use systematic approaches to evaluate a company's creditworthiness, including employment of ample staff and information resources as well as safeguards to prevent the dissemination of non-public information. The agencies analyze a company's financial statements, strategic business plan, place in its industry, and broad economy-related factors to come up with a credit "grade," or rating. There are also levels within each rating, such as plusses or minuses that depict the strength of the company's credit within the grade. For example, Standard & Poor's rates companies AAA+ down to D (for default). As a company's unique characteristics, its industry, and the macro-economic environment change, the agencies may put the company on review for a downgrade or upgrade, and reevaluate the appropriate credit rating.

The business outlook for an individual company is dependent on its credit rating because the cost of raising capital will vary based on the assigned rating as well as the rating agency's outlook (positive, stable, or negative). Similarly, aggregating upward or downward movements in credit ratings in general gives some idea of economy-wide credit conditions. One popular measure of the trend in corporate credit quality is the ratio of rating downgrades to upgrades. Recently, the trend has been decidedly negative. For example, the ratio of S&P's downgrades to upgrades, based on dollar volume of the debt considered, was 8.1 through June of this year, compared to 4.8 in 2001 year and
3.6 in 2000. Moreover, default rates have advanced sharply and reached decade highs after a record year in 2000. The default rate for all Moody's-rated corporate bond issues was 3.7% in 2001; considering only speculative high yield issues, the default rate reached 10.2%. The prior high for defaults was in 1991, just after a recession. This year is not looking any better.

What environment has brought out this surge in default rates? To predict default rates, Moody's model asks the following questions: Is borrowed capital expensive? Is interest rate policy accommodative? Are corporations already highly leveraged on average? Are corporations finding willing investors? Is the economic cycle favorable?

We believe the environment of the late-1990s set the stage for part of the ongoing deterioration in corporate credit quality. Many companies took advantage of readily available, low-cost capital in the bond and equity markets because economic growth was robust and inflation was low. Technology changes had boosted productivity, so company managements and investors anticipated continued high profit growth. However, the unexpected slowdown in the economic cycle late in 2000 put pressure on profits and companies were less able to service their debt, leading to rating downgrades. Unfortunately, downgrades are a potentially self-fulfilling prophecy--credit deterioration reduces the availability of capital to a borrower, which can lead to a liquidity crisis, further downgrades, and a rise in default rates. This is exactly what has occurred.

Non-cyclical factors have also have had an impact. For example, the two industry categories experiencing the weakest credit characteristics--energy and telecommunications--were deregulated in the recent past. Moreover, technological developments had spurred many companies to enter the telecommunications industry and invest in new infrastructure to accommodate an overly optimistic forecast in demand for high-speed data transfer and wireless services. According to Moody's, the energy sector, including California electric utilities and Enron, accounted for 17% of defaults in 2001, while telecommunications constituted 25% of the total.

Other non-cyclical factors have also come into play. For instance, the increasing use of complicated financial derivatives and the creation of new OTC-type markets challenged the application of traditional accounting principles, regulatory oversight, and financial disclosure. As well, intense competitive pressures and focus on short-term performance incentivized managements to expand the usage of admittedly gray areas in accounting, with some executives resorting to outright fraud to achieve their profits goals.

To deal with the non-cyclical aspect of credit quality erosion, the rating agencies are developing new metrics to replace or enhance the old ones. In general, the new measures of credit quality for a given rating involve more equity capital and less debt, higher earnings and cash flow to cover debt and debt service, and better financial disclosure and corporate governance. The application of these new metrics has resulted in multiple downgrades.

In the gas sector, the companies that have been most affected by the revised and enhanced credit criteria are those that engage in energy marketing and trading. The general response of these "merchant companies" has been to issue equity or equity-linked securities, reduce capital expenditures, and downsize energy marketing and trading operations. In addition, companies have announced sales of non-core assets and the consideration of partnership arrangements in other businesses. These measures will boost the quality of their balance sheets, increase cash flow, and lessen the volatility of the earnings stream. As a result however, earnings growth will slow materially.

In contrast, local gas distribution companies have seen very limited effects from changes in rating agency methodologies. Core regulated gas delivery businesses are relatively dependable, earnings and cash flows are less volatile, and ability to service debt is considerably more certain than for companies involved in marketing and trading.

Within the electric sector, the "perfect storm" has turned the high revenue and income projections from unregulated power trading, marketing, and generation into unprecedented credit rating downgrades, unprecedented earnings disappointments, unprecedented common stock price declines, and now, unprecedented management overhauls. Earlier projections are being replaced by lower growth forecasts anchored by regulated utility businesses as corporate managements embrace "back to basics" strategies. Being a regulated electric utility and earning a regulated return is a good place to weather the storm.

Those companies that did not stray far from the traditional regulated electric businesses are faring much better than those that bet their future on the newer unregulated aspects of the industry. Unfortunately, in the current environment all companies within the sector suffer from depressed valuations.

The credit rating agencies have taken an increasingly harsh view of the telecommunications sector in light of deteriorating fundamentals. The level of financial ratios that the agencies find acceptable has steadily become more stringent, forcing some companies to take drastic action to maintain an investment grade rating. In some cases, such action has not helped or occurred soon enough to prevent a downgrade.

All companies in the sector, not just the financially strapped ones, have reduced their capital expenditures. Given the excessive capital investment of the past few years, this was a needed development to improve credit quality. As a result, cash flow has started to improve, but not enough for the more heavily indebted companies in the group.

Significant cuts in operating expenses, primarily through workforce reductions, has also begun to help cash flow generation at some companies. Other actions being taken include the sale of non-strategic assets, such as a directory business or investments in foreign countries.

Unfortunately, it is difficult to get top dollar for assets in a challenging market environment and particularly in a short time frame. Many of the companies in the telecommunications industry will be able to weather the storm through these and other actions to shore up their balance sheets. Others, as we have already seen, will not.

While a confluence of factors has adversely impacted the utility industries, consumers and businesses are going to continue to heat and cool their houses and enterprises, make telephone calls from fixed-line and cell phones, and use the internet as a cost effective resource. Utility products and services are not going to vanish.

Your Fund management relies on its own team of analysts as well as outside resources to select for investment those companies that are best situated for the current and future operating environment. Some of the factors working negatively on the markets now are setting the stage for an eventual recovery in high quality security valuation, and are creating opportunities to invest in quality income producing securities. We remain diligent in our analysis and maintenance of a high quality portfolio of investments for the Fund.

Board Appoints New Independent Auditors--On June 12, 2002 a press release was issued announcing that the Board of Directors adopted the recommendation of its Audit Committee to appoint the accounting firm Ernst & Young LLP as the Fund's independent auditors, replacing Arthur Andersen LLP.

It was noted that the historic audit reports of Andersen on the consolidated financial statements of the Fund did not contain any adverse opinion, nor were they qualified in any way. There had been no disagreements between the Fund and Andersen on any matter of accounting principles or practices, disclosure, or auditing scope or procedures.

Board of Directors Meeting--At the regular July Board of Directors' meeting, the Board declared the following monthly dividends:

                   Cents Per Share Record Date  Payable Date
                   --------------- ------------ ------------
                      6.5 cents    August 30    September 10
                      6.5 cents    September 30 October 10
                      6.5 cents    October 31    November 12

Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders. Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, without cost to the shareholder, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com).

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site, which has a new home address, http://www.dnpselectincome.com.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen
                                          /s/ Nathan I. Partain
Claire V. Hansen, CFA
                                          Nathan I. Partain, CFA
Chairman
                                          President and Chief
                                          Executive Officer

                          DNP SELECT INCOME FUND INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 2002

COMMON STOCKS--85.4%

                                                            Market
                                                            Value
Shares       Company                                       (Note 1)
----------   -------                                     ------------

             [_] ELECTRIC--50.3%

 1,300,000   Allegheny Energy Inc....................... $ 33,475,000
#1,000,000   Allete Inc.................................   27,100,000
#2,425,000   Aquila Inc.................................   19,400,000
#  796,000   Dominion Resources.........................   52,695,200
 1,417,000   DTE Energy Co..............................   63,254,880
#1,300,000   Duke Energy Corp...........................   40,430,000
 1,100,000   Energy East Corp...........................   24,860,000
#1,005,000   Entergy Corp...............................   42,652,200
#1,000,000   Exelon Corp................................   52,300,000
#  900,000   FPL Group Inc..............................   53,991,000
 1,750,000   Iberdrola S.A. (Spain).....................   25,491,309
 1,000,000   Keyspan Corp...............................   37,650,000
   215,000   National Grid Group PLC ADR................    7,559,400
   770,000   National Grid Group PLC (United Kingdom)...    5,457,247
#2,256,600   NiSource Inc...............................   49,261,578
#1,318,600   NSTAR......................................   59,046,908
 1,120,000   Pinnacle West Capital Corp.................   44,240,000
#1,375,000   Progress Energy Inc........................   71,513,750
#1,000,000   Public Service Enterprise Group............   43,300,000
   850,000   Scottish & Southern Energy (United Kingdom)    8,408,017
   200,000   Scottish & Southern Energy ADR.............   19,785,380
#2,647,300   Southern Co................................   72,536,020
   420,748   TXU Corp...................................   21,689,559
 1,500,000   Vectren Corp...............................   37,650,000
                                                         ------------
                                                          913,747,448

             [_] GAS--5.3%

   926,000   AGL Resources..............................   21,483,200
   600,000   NICOR Inc..................................   27,450,000
#  600,000   Peoples Energy Corp........................   21,876,000
#1,000,000   WGL Holdings Inc...........................   25,900,000
                                                         ------------
                                                           96,709,200

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2002


                                                          Market
                                                          Value
Shares       Company                                     (Note 1)
----------   -------                                   ------------

             [_] TELECOMMUNICATION--14.5%

#1,000,000   Alltel Corp.............................. $ 47,000,000
 1,730,000   BellSouth Corp...........................   54,495,000
 1,637,230   SBC Communications Inc...................   49,935,515
#  700,000   Swisscom AG ADR..........................   20,300,000
#  856,250   Telecom Corp. of New Zealand Interim ADR.   16,705,438
#1,068,400   Telstra Corp. ADR........................   14,209,720
 1,519,000   Verizon Communications...................   60,987,850
                                                       ------------
                                                        263,633,523

             [_] NON-UTILITY--15.3%

   223,450   Apartment Investment & Management Co.....   10,993,740
   195,000   Archstone Smith Trust....................    5,206,500
    58,000   Avalon Bay Communities Inc...............    2,708,600
   340,000   Boston Properties Inc....................   13,583,000
   160,000   Camden Property Trust....................    5,924,800
#  382,400   CBL & Associates Properties Inc..........   15,487,200
#  247,000   Centerpoint Properties Corporation.......   14,328,470
   580,000   Chelsea GCA Realty Inc...................   19,401,000
    91,653   Corporate Office Properties Trust........    1,337,217
   281,214   Developers Diversified Realty Corporation    6,327,315
   295,000   Duke Realty Corp.........................    8,540,250
   300,000   Equity Office Properties Trust...........    9,030,000
   310,000   Equity Residential Properties Trust......    8,912,500
    83,100   Essex Property Trust Inc.................    4,545,570
#  200,000   First Industrial Realty Trust............    6,570,000
#  250,000   General Growth Properties, Inc...........   12,750,000
#  290,000   Green S.L. Realty Properties Inc.........   10,338,500
   135,000   Health Care Property Investors Inc.......    5,791,500
   178,000   Health Care Realty Trust Inc.............    5,696,000
   140,000   Hospitality Properties Trust.............    5,110,000
   266,400   iStar Financial Inc......................    7,592,400
    48,000   Kimco Realty Corp........................    1,607,520
    90,000   Macerich Co..............................    2,790,000

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2002

                                                              Market Value
Shares       Company                                            (Note 1)
----------   -------                                         --------------
   300,000   Pan Pacific Retail Properties Inc.............. $   10,254,000
   370,600   ProLogis Trust.................................      9,635,600
   240,000   Public Storage Inc.............................      8,904,000
    90,000   Realty Income Corp.............................      3,322,800
    35,025   Reckson Associates Realty Corp.................        872,123
   171,545   Reckson Associates Realty Corp. Class B........      4,374,398
   119,367   Shurgard Storage Centers Inc...................      4,142,035
#  387,000   Simon Property Group...........................     14,257,080
   490,000   United Dominion Realty Trust...................      7,717,500
   465,800   Vornado Realty Trust...........................     21,519,960
   231,750   Weingarten Realty Investors....................      8,203,950
                                                             --------------
                                                                277,775,528
                                                             --------------
             Total Common Stocks (Cost--$ 1,513,260,061)....  1,551,865,699
                                                             --------------

PREFERRED STOCKS--19.5%

             [_] NON-UTILITY--1.1%

   500,000   Cox Communications Inc. 7% 8/16/02.............     20,380,000
                                                             --------------
                                                                 20,380,000

             [_] UTILITY--18.4%

   200,000   Alltell Corp. 7 3/4% 5/17/05...................      9,708,000
   750,000   Ameren Corp. 9 3/4% 5/15/05....................     20,212,500
   450,900   Aquila Inc. 9 3/4% 11/16/02....................      4,599,180
   800,000   Centurytel Inc. 6 7/8% 5/15/05.................     20,600,000
   626,200   Cinergy Corp. 9 1/2% 2/16/05...................     36,601,390
   450,000   Dominion Resources 9 1/2% 11/16/04.............     27,315,000
   786,700   DTE Energy Co. 8 3/4% 8/16/05..................     20,650,875
   700,000   Duke Capital Financing Trust III 8 3/8% 8/31/29     18,746,000
#1,200,000   Duke Energy 8 1/4% 5/18/04.....................     27,000,000
   223,500   EIX Trust II Series B 8.60% 10/29/29 **........      5,185,200
   500,000   FPL Group Inc. 8 1/2% 2/16/05..................     27,705,000
   100,000   Keyspan Corp. 8 3/4% 5/16/05...................      5,220,000
   550,000   MediaOne Group 7.00% 11/15/02..................      8,228,000
   500,000   NiSource Industries Inc. 7.75% 2/19/03.........     21,095,000

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2002

                                                         Market
                                                         Value
Shares    Company                                       (Note 1)
-------   -------                                     ------------
209,000   P P & L Capital Trust II 8.10% 7/01/27..... $  5,225,000
789,100   TXU Corp. 9 1/4% 8/16/02...................   21,179,444
400,000   TXU Corp. 8 3/4% 11/16/05..................   21,684,000
500,000   TXU Corp. 8 1/8% 5/16/06...................   25,225,000
595,000   Williams Companies Inc. 9% 2/16/05.........    7,485,100
                                                      ------------
                                                       333,664,689
                                                      ------------
          Total Preferred Stocks (Cost--$377,781,454)  354,044,689
                                                      ------------

BONDS--25.6%

                                                        Ratings
                                               --------------------------
                                                Fitch
                                                IBCA,            Standard   Market
                                                Duff &             and      Value
Par Value     Company                           Phelps   Moody's  Poor's   (Note 1)
-----------   -------                          --------- ------- -------- -----------
              [_] ELECTRIC--12.9%

$ 4,983,994   AES Ironwood Corp.
              8.857%, due 11/30/25............ Not Rated  Baa3     BBB-   $ 4,779,859
 23,571,000   Cleveland Electric Illuminating
              9%, due 7/01/23................. BBB        Baa2     BBB     24,759,191
 18,050,000   Comed Financing II
              8 1/2%, due 1/15/27............. Not Rated  Baa2     BBB     18,734,582
  7,500,000   Commonwealth Edison Co.
              9 7/8%, due 6/15/20............. A-         A3       A-       8,547,232
  7,000,000   Commonwealth Edison Co.
              8 3/8%, due 9/15/22............. A-         A3       A-       7,295,869
#10,000,000   Commonwealth Edison Co.
              8 3/8%, due 2/15/23............. A-         A3       A-      10,570,700
  6,000,000   Dayton Power and Light
              8.15% due 1/15/26............... AA         A2       BBB+     6,215,016
#24,000,000   Dominion Resources Capital Trust
              7.83%, due 12/01/27............. Not Rated  Baa2     BBB-    23,328,768
  5,000,000   Gulf States Utilities
              8.94%, due 1/01/22.............. Not Rated  Baa3     BBB-     5,164,140

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2002

                                                       Ratings
                                              --------------------------
                                               Fitch
                                               IBCA,            Standard    Market
                                               Duff &             and       Value
Par Value      Company                         Phelps   Moody's  Poor's    (Note 1)
------------   -------                        --------- ------- -------- ------------
 $ 1,000,000   Houston Lighting
               8 3/4%, due 3/01/22........... A-         A3       BBB+   $  1,042,670
# 19,800,000   Hydro--Quebec
               9 3/4%, due 1/15/18........... AA-        A1       A+       20,562,617
   5,000,000   Illinois Power Co.
               7 1/2%, due 7/15/25........... BBB        Baa3     BBB-      4,075,160
 # 5,000,000   Progress Energy Inc
               7 3/4%, due 3/1/31............ Not Rated  Baa1     BBB       5,382,110
   9,000,000   PSEG Power
               8 5/8%, due 4/15/31........... Not Rated  Baa1     BBB       9,967,779
# 10,000,000   Public Service Co. of Colorado
               8 3/4%, due 3/01/22........... A          A3       A        10,404,820
  22,750,000   Puget Capital Trust
               8.231%, due 6/01/27........... Not Rated  Ba1      BB       21,361,454
# 13,000,000   Southern Co. Capital Trust
               8.14%, due 2/15/27............ Not Rated  Baa1     BBB+     13,206,726
  12,000,000   UtiliCorp United Inc.
               8%, due 3/01/23............... BBB-       Baa3     BBB       8,964,636
# 10,000,000   Virginia Electric & Power Co.
               8 5/8%, due 10/01/24.......... Not Rated  A2       A        10,955,650
# 17,700,000   Virginia Electric & Power Co.
               8 1/4%, due 3/01/25........... Not Rated  A2       A        19,043,412
                                                                         ------------
                                                                          234,362,391
               [_] GAS--3.3%
   5,125,000   ANR Pipeline Co.
               9 5/8%, due 11/01/21.......... Not Rated  Baa1     BBB+      5,679,469
   5,000,000   KN Energy Inc.
               7 1/4%, due 3/01/28........... BBB        Baa2     BBB       4,927,750
  10,000,000   Northern Border Partners LP
               8 7/8%, due 6/15/10........... BBB+       Baa2     BBB+     11,029,430
   6,488,000   Southern Union Co.
               7.60%, due 2/01/24............ BBB        Baa3     BBB+      6,162,205

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2002

                                                          Ratings
                                                 --------------------------
                                                  Fitch
                                                  IBCA,            Standard    Market
                                                  Duff &             and       Value
Par Value      Company                            Phelps   Moody's  Poor's    (Note 1)
------------   -------                           --------- ------- -------- ------------
 $ 8,850,000   Southern Union Co.
               8 1/4%, due 11/15/29............. BBB        Baa3     BBB+   $  8,998,733
  10,000,000   TE Products Pipeline Co.
               7.51%, due 1/15/28............... Not Rated  Baa3     BBB       9,649,480
   9,000,000   Trans-Canada Pipeline
               9 1/8%, due 4/20/06.............. Not Rated  A3       BBB      10,126,044
   4,000,000   Transcontinental Gas Pipeline Co.
               8 7/8%, due 9/15/02.............. BBB+       Baa2     BBB       3,996,564
                                                                            ------------
                                                                              60,569,675
               [_] TELECOMMUNICATION--6.7%
# 19,000,000   AT&T Corp.
               8.35%, due 1/15/25............... BBB+       Baa2     BBB+     15,160,936
  15,000,000   AT&T Wireless Services Inc.
               8 3/4%, due 3/01/31.............. BBB        Baa2     BBB      11,614,335
# 10,000,000   Bell South Capital Funding
               7 7/8%, due 2/15/30.............. AA-        Aa3      A+       11,235,190
# 25,000,000   British Telecom PLC
               8 5/8%, due 12/15/30............. Not Rated  Baa1     A-       27,318,750
  12,000,000   GTE California Inc.
               8.07%, due 4/15/24............... AA         AA3      A+       12,446,148
   2,835,000   GTE Corp.
               9.10%, due 6/01/03............... Not Rated  A2       A+        2,984,770
  17,625,000   GTE Corp.
               7.90%, due 2/01/27............... Not Rated  A2       A+       17,360,502
   9,000,000   New York Telephone Co.
               7 5/8%, due 2/01/23.............. AA         A1       A+        8,810,559
   9,000,000   Tele-Commun Inc.
               9.80%, due 2/01/12............... BBB+       Baa2     BBB+      9,813,636
   5,000,000   Vodafone Group PCL
               7 7/8%, due 2/15/30.............. Not Rated  A2       A         5,222,630
                                                                            ------------
                                                                             121,967,456

               [_] NON-UTILITY--2.7%
# 17,500,000   Contl Cablevision
               9 1/2% due 8/01/13                Not Rated  Baa2     BBB+     18,468,240

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2002

                                                        Ratings
                                                ------------------------------
                                                Fitch
                                                IBCA,               Standard       Market
                                                Duff &                and          Value
   Par Value      Company                       Phelps   Moody's     Poor's       (Note 1)
   ------------   -------                       ------   -------    --------   --------------
   #$ 8,000,000   Dayton Hudson Corp.
                  9 7/8%, due 7/01/20..........  A        A2          A+       $   10,740,840
   # 19,940,000   EOP Operating LP
                  7 1/2%, due 4/19/29..........  BBB+     Baa1        BBB+         19,676,134
                                                                               --------------
                                                                                   48,885,214
                                                                               --------------
                  Total Bonds (Cost--$479,395,159)............................    465,784,736
                                                                               --------------

   U.S. TREASURY OBLIGATIONS--1.3%
    #19,400,000   U.S. Treasury Notes
                  10 3/4%, due 5/15/03........................................     20,895,139
    # 2,000,000   U.S. Treasury Bonds
                  10 3/4%, due 8/15/05........................................      2,426,398
                                                                               --------------
                  Total U.S. Treasury Obligations (Cost--$22,919,996).........     23,321,537
                                                                               --------------

   U.S. GOVERNMENT AGENCY OBLIGATIONS--3.7%
    #65,000,000   Federal Home Loan Mortgage Corp.
                  93/4%, due 2/14/03..........................................     68,076,970
                                                                               --------------
                  Total U.S. Government Agency Obligations (Cost--$66,853,853)     68,076,970
                                                                               --------------

   COMMERCIAL PAPER--2.2%
     40,000,000   General Electric Capital Corp.
                  1.76%, due 7/08/02..........................................     39,986,311
                                                                               --------------
                  Total Commercial Paper (Amortized cost--$39,986,311)........     39,986,311
                                                                               --------------
   TOTAL INVESTMENTS (Cost--$2,500,196,834) (137.7%).......................... $2,503,079,942
                                                                               --------------

--------

**Dividends are currently deferred.

# This security, or a portion of this security, is out on loan at June 30, 2002. Total loaned securities had a market value of $475,519,688 at June 30, 2002.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shares of the Fund.

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                                 BALANCE SHEET
                                  (UNAUDITED)
                                 June 30, 2002

ASSETS:
Investments at market value:
 Common stocks (cost $1,513,260,061)....................................................... $1,551,865,699
 Preferred stocks cost ($377,781,454)......................................................    354,044,689
 Bonds (cost $479,395,159).................................................................    465,784,736
 U.S. Treasury obligations (cost $22,919,996)..............................................     23,321,537
 U.S. government agency obligation (cost $66,853,853)......................................     68,076,970
 Commercial paper (amortized cost $39,986,311).............................................     39,986,311
 Collateral held for securities on loan, at value..........................................    491,865,497
Interest-bearing deposits with custodian...................................................     11,042,141
Receivables:
 Interest..................................................................................     14,680,781
 Dividends.................................................................................      6,867,610
 Securities lending income.................................................................         62,664
Prepaid expenses...........................................................................        141,025
                                                                                            --------------
   Total Assets............................................................................ $3,027,739,660
                                                                                            ==============
LIABILITIES:
Payable for securities purchased........................................................... $    1,211,313
Due to Adviser (Note 2)....................................................................      3,649,891
Due to Administrator (Note 2)..............................................................        916,964
Dividends payable on common stock..........................................................     13,959,817
Dividends payable on remarketed preferred stock............................................        480,748
Accrued expenses...........................................................................      2,095,223
Commercial paper outstanding (Note 6)......................................................    197,329,000
Payable upon return of securities on loan..................................................    492,247,468
                                                                                            --------------
   Total Liabilities.......................................................................    711,890,424
                                                                                            --------------
Remarketed preferred stock ($.001 par value; 100,000,000 shares authorized and 5,000 shares
  issued and outstanding, liquidation preference $100,000 per share) (Note 5)..............    500,000,000
                                                                                            --------------
CAPITAL:
Common stock ($.001 par value; 250,000,000 shares authorized and 214,766,409 shares issued
  and outstanding) (Note 4)................................................................        214,766
Paid-in surplus (Note 4)...................................................................  1,923,028,292
Accumulated net realized loss on investments...............................................    (94,582,978)
Distributions in excess of net investment income...........................................    (15,317,053)
Unrealized appreciation on foreign currency translation....................................          5,072
Net unrealized appreciation on investments.................................................      2,883,108
Net unrealized loss on collateral held for securities on loan..............................       (381,971)
                                                                                            --------------
   Net assets applicable to common stock (equivalent to $8.46 per share based on
     214,766,409 outstanding)..............................................................  1,815,849,236
                                                                                            --------------
   Total Liabilities, Preferred Stock and Capital.......................................... $3,027,739,660
                                                                                            ==============

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                    For the six months ended June 30, 2002



INVESTMENT INCOME:
 Interest................................................................................  $  22,267,866
 Dividends (less withholding tax of $282,366)............................................     79,429,539
 Securities lending income...............................................................        429,621
                                                                                          --------------
   Total investment income...............................................................    102,127,026


EXPENSES:
 Commercial paper interest expense (Note 6)..............................................      2,323,505
 Management fees (Note 2)................................................................      7,265,316
 Administrative fees (Note 2)............................................................      1,824,981
 Transfer agent fees.....................................................................        235,300
 Custodian fees..........................................................................        162,900
 Remarketing agent fees..................................................................        628,472
 Shareholder reports.....................................................................        181,000
 Legal and audit fees....................................................................        108,600
 Directors' fees (Note 2)................................................................        217,200
 Other expenses..........................................................................        277,663
                                                                                          --------------
   Total expenses........................................................................     13,224,937
                                                                                          --------------
   Net investment income.................................................................     88,902,089


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments........................................................    (47,365,083)
 Net change in unrealized appreciation (depreciation) on investments, collateral held for
   securities on loan and foreign currency translation...................................   (111,028,028)
                                                                                          --------------
 Net loss on investments.................................................................   (158,393,111)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
 From net investment income..............................................................     (4,006,548)
 Net decrease in net assets applicable to common shares resulting from operations........ ($  73,497,570)
                                                                                          ==============



   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                      STATEMENT OF CHANGES IN NET ASSETS


                                                                               For the
                                                                             six months     For the year
                                                                                ended          ended
                                                                            June 30, 2002   December 31,
                                                                             (UNAUDITED)        2001
                                                                           --------------  --------------

FROM OPERATIONS:
 Net investment income.................................................... $   88,902,089  $  178,373,579
 Net realized gain (loss) on investments..................................    (47,365,083)     18,943,412
 Net change in unrealized appreciation/(depreciation) on investments,
   collateral held for securities on loan and foreign currency translation   (111,028,028)   (296,203,058)
 Distributions to preferred shareholders from net investment income.......     (4,006,548)    (16,247,814)
                                                                           --------------  --------------
   Net decrease in net assets applicable to common shares resulting from
     operations...........................................................    (73,497,570)   (115,133,881)

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
 Net investment income (Note 3)...........................................    (83,567,423)   (167,778,258)
                                                                           --------------  --------------
   Total distributions to common stockholders.............................    (83,567,423)   (167,778,258)

FROM CAPITAL STOCK TRANSACTIONS (Note 4):
 Shares issued to common stockholders from dividend reinvestment..........     13,217,598      26,595,226
                                                                           --------------  --------------
 Net increase in net assets derived from capital share transactions.......     13,217,598      26,595,226
                                                                           --------------  --------------
   Total decrease.........................................................   (143,847,395)   (256,316,913)

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES:
 Beginning of period......................................................  1,959,696,631   2,216,013,544
                                                                           --------------  --------------
 End of period (including distributions in excess of net investment income of $15,317,053, and $16,645,171 respectively).......................... $1,815,849,236  $1,959,696,631
                                                                           ==============  ==============

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                            STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                    For the six months ended June 30, 2002


Cash Flows From (For):

OPERATING ACTIVITIES
 Interest received...................................................... $    23,340,211
 Income dividends received..............................................      79,357,300
 Securities lending income..............................................         456,092
 Operating expenses paid (excluding interest)...........................     (11,081,951)
 Interest paid on commercial paper......................................      (2,447,871)
                                                                         ---------------
   Net cash provided by operating activities..........................................    $ 89,623,781
INVESTING ACTIVITIES
 Purchase of investment securities......................................  (2,768,558,059)
 Proceeds from sale/redemption of investment securities.................   2,756,422,614
 Amortization of premiums and discounts on debt securities..............       2,490,926
                                                                         ---------------
   Net cash used in investing activities..............................................      (9,644,519)
FINANCING ACTIVITIES
 Dividends paid.........................................................     (89,816,540)
 Proceeds from issuance of common stock under dividend reinvestment plan      13,217,598
 Change in net proceeds from issuance of commercial paper...............         501,715
                                                                         ---------------
Net cash used in financing activities....................................................  (76,097,227)
                                                                                          ------------

Net increase in cash and cash equivalents................................................    3,882,035
Cash and cash equivalents--beginning of period...........................................    7,160,106
                                                                                          ------------
Cash and cash equivalents--end of period................................................. $ 11,042,141
                                                                                          ============
Reconciliation of net investment income to net cash provided by operating activities:
 Net investment income..................................................................  $ 88,902,089
 Adjustments to reconcile net investment income to net cash provided by operating activities:
   Decrease in interest receivable......................................       1,072,345
   Increase in dividends receivable.....................................         (72,239)
   Decrease in accrued expenses.........................................        (304,885)
   Decrease in other receivable.........................................          26,471
                                                                         ---------------
     Total adjustments..............................................................           721,692
                                                                                          ------------
Net cash provided by operating activities................................................ $ 89,623,781
                                                                                          ============


   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 June 30, 2002


(1) SIGNIFICANT ACCOUNTING POLICIES:

   DNP Select Income Fund Inc. (the "Fund" formerly Duff & Phelps Utilities Income Inc.) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

   The following are the significant accounting policies of the Fund:

      (a) The market values for securities are determined as follows:
   Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other securities are valued at a fair value, as determined in good faith by the Board of Directors.

      (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 2001, the Fund had tax capital loss carry forwards of $72,506,566 which expire beginning on December 31, 2003.

      At June 30, 2002, on a tax basis, the Fund had undistributed net investment income of $5,919,919; and based on a $2,490,059,184 tax cost of investments, gross unrealized appreciation of $201,446,302 and unrealized depreciation of $188,425,544. The difference between the book basis and tax basis of distributable earnings are a result of tax deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

      (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

      (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      (e) As required, effective January 1, 2002, the Fund has adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred shares be presented separately at liquidation value on the balance sheet. Accordingly, certain reclassifications have been made to the statement of operations, statement of changes in net assets and financial highlights for all periods presented. The adoption of EITF D-98 had no impact on the net asset value of the common shares of the Fund.

                          DNP SELECT INCOME FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (UNAUDITED)
                                 June 30, 2002


(2) MANAGEMENT ARRANGEMENTS:

   The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the Fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $22,500 per year plus $1,500 per board meeting, plus $1,000 per committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3) DIVIDENDS:

   The Board of Directors has authorized the following distributions to common stockholders from investment income in 2002:

                           Record  Payable  Dividend
                            Date    Date    Per Share
                            ----   -------- ---------
                          01-31-02 02-11-02   $.065
                          02-28-02 03-11-02    .065
                          03-29-02 04-10-02    .065

                           Record  Payable  Dividend
                            Date    Date    Per Share
                            ----   -------- ---------
                          04-30-02 05-10-02   $.065
                          05-31-02 06-10-02    .065
                          06-28-02 07-10-02    .065

The tax basis for all distributions was net investment income.

(4) CAPITAL STOCK TRANSACTIONS:

   The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

   Transactions in common stock and paid-in surplus during 2001 and for the six months ended June 30, 2002 were as follows:

                                                 Shares        Amount
                                               ----------- --------------
       For the six months ended June 30, 2002:
              Beginning capitalization........ 213,521,241 $1,910,025,460
                Dividend reinvestment.........   1,245,168     13,217,598
                                               ----------- --------------
                Total capitalization.......... 214,766,409 $1,923,243,058
                                               =========== ==============

        For the year ended December 31, 2001:
              Beginning capitalization....... 210,935,760 $1,883,430,234
                Dividend reinvestment........   2,585,481     26,595,226
                                              ----------- --------------
                Total capitalization......... 213,521,241 $1,910,025,460
                                              =========== ==============

                          DNP SELECT INCOME FUND INC.
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2002


(5) REMARKETED PREFERRED STOCK:

   In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 1.467% to 1.690% during the six months ended June 30, 2002.

   The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

   In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6) COMMERCIAL PAPER:

   The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 1.08% to 2.28% during the six months ended June 30, 2002. At June 30, 2002, the Fund had Notes outstanding of $197,329,000.

(7) INVESTMENT TRANSACTIONS:

   For the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term securities) were $2,639,624,595 and $2,585,889,170, respectively.

   The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At June 30, 2002, the fund had loaned portfolio securities with a market value of $475,519,688 to a broker/dealer and money market instruments with a market value of $491,865,497 were held in the Fund's account at The Bank of New York as collateral.

                          DNP SELECT INCOME FUND INC.
           FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

   The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

                                                          For the year ended December 31
                                           -----------------------------------------------------------
                              For the six
                             months ending
                             June 30, 2002
                              (UNAUDITED)     2001        2000         1999        1998        1997
                             ------------- ----------  ----------  ----------   ----------  ----------
Net asset value:
Beginning of period.........  $     9.18   $    10.51  $     8.77  $    10.36   $     9.90  $     8.44
                              ----------   ----------  ----------  ----------   ----------  ----------
Net investment income.......        0.42         0.77        0.88        0.89         0.88        0.85
Net realized gain (loss) and
  change in unrealized
  appreciation/
  (depreciation) on
  investments...............       (0.73)       (1.23)       1.76       (1.59)        0.46        1.46
Dividends on preferred stock
  from net investment
  income....................       (0.02)       (0.08)      (0.11)      (0.10)       (0.10)      (0.10)
                              ----------   ----------  ----------  ----------   ----------  ----------
Total from investment
  operations applicable to
  common shares.............       (0.33)       (0.54)       2.53       (0.80)        1.24        2.21
Dividends on common stock
  from net investment
  income....................       (0.39)       (0.79)      (0.79)      (0.79)       (0.78)      (0.75)
Net asset value:
  End of period.............  $     8.46   $     9.18  $    10.51  $     8.77   $    10.36  $     9.90
                              ==========   ==========  ==========  ==========   ==========  ==========
Per share market value:
  End of period.............  $    10.18   $    11.06  $    10.50  $     8.31   $    11.25  $    10.13
Ratio of expenses to average
  net assets applicable to
  common shares.............        1.68%*       1.57%       1.79%       1.66%        1.46%       1.45%
Total investment return.....       (4.48%)      13.67%      37.37%     (19.85%)      19.95%      27.69%
Ratio of net investment
  income to average net
  assets applicable to
  common shares.............       11.31%*       8.63%       9.73%       9.40%        8.85%       9.87%
Portfolio turnover rate.....      102.11%      213.48%     229.70%     223.78%      251.19%     213.57%
Net assets applicable to
  common shares, end of
  period (000s omitted).....  $1,815,849   $1,959,697  $2,216,014  $1,828,128   $2,131,692  $2,010,035

--------
* Annualized

Board of Directors

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CARL F. POLLARD

DAVID J. VITALE

Officers

CLAIRE V. HANSEN, CFA
Chairman

NATHAN I. PARTAIN, CFA
President and Chief Executive Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

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                                                                     DNP Select
                                                               Income Fund Inc.

                                                             Semi-Annual Report

                                                                  June 30, 2002
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